                                                                    Exhibit 99.1

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                   $           -
Available Funds:
      Contract payments received in this period                                                      $1,028,778.12
      Sales, Use and Property Tax, Maintenance, Late Charges                                         $   12,841.08
      Prepayment Amount related to early termination in this period                                  $   16,685.17
      Servicer Advance                                                                               $           -
      Proceeds received from recoveries on previously Defaulted Contracts                            $           -
      Proceeds on closed accounts (Chargeoffs/Settlements)                                           $           -
      Transfer from Reserve Account                                                                  $           -
      Interest Earned on Collection Account                                                          $      735.09
      Interest Earned on CSA Reserve Account                                                         $        3.46
      Funds allocated if shortfall exists from the CSA Reserve Account                               $           -
      Amounts paid per Contribution & Servicing Agreement Section 7.01 - Substitution                $           -
      Amounts paid under Insurance Policies                                                          $           -
      Any other amounts                                                                              $           -

                                                                                                     -------------
      Total Available Funds                                                                          $1,059,042.92
      Less Amounts to be Retained in Collection Account                                              $           -
                                                                                                     -------------
      AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH                                                      $1,059,042.92
                                                                                                     =============

      DISTRIBUTION OF FUNDS:
      1.  To Trustee-Fees & Expenses                                                                 $    4,604.26
      2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                 $           -
      3.  To Servicer, Tax, Maintenance, Late Charges                                                $   12,841.08
      4.  To Servicer, Servicing Fee and other Servicing Compensations                               $   21,483.74
      5.  To Noteholders
             Class A1 Interest                                                                       $           -
             Class A2 Interest                                                                       $           -
             Class A3 Interest                                                                       $           -
             Class A4 Interest                                                                       $           -
             Class A5 Interest                                                                       $   62,626.17
             Class B Interest                                                                        $    2,377.99
             Class C Interest                                                                        $    4,977.82
             Class D Interest                                                                        $    3,588.36
             Class E Interest                                                                        $    5,970.39
             Class A1 Principal                                                                      $           -
             Class A2 Principal (distributed after A1 Note matures)                                  $           -
             Class A3 Principal (distributed after A2 Note matures)                                  $           -
             Class A4 Principal (distributed after A3 Note matures)                                  $           -
             Class A5 Principal (distributed after A4 Note matures)                                  $  940,573.09
             Class B Principal                                                                       $           -
             Class C Principal                                                                       $           -
             Class D Principal                                                                       $           -
             Class E Principal                                                                       $           -
      6.  To Reserve Account for Requirement per Indenture Agreement Section 3.08 (Provided no
            Amortization Event)                                                                      $           -
      7.  To Issuer-Residual Principal and Interest and Reserve Account Distribution
          a) Residual Interest (Provided no Restricting or Amortization Event in effect)             $           -
          b) Residual Principal (Provided no Restricting or Amortization Event in effect)            $           -
          c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)  $           -
                                                                                                     -------------
      TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH                                                      $1,059,042.92
                                                                                                     =============
      End of Period Collection Account Balance (Includes Payments in Advance & Restricting Event
        Funds (If any))                                                                              $           -
                                                                                                     =============

II. RESERVE ACCOUNT

      Beginning Balance                                                                              $           -
          -Add Investment Earnings                                                                   $           -
          -Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)            $           -
          -Less Distribution to Certificate Account                                                  $           -
                                                                                                     -------------
      End of Period Balance                                                                          $           -
                                                                                                     =============
      Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
      (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances (Provided no
        Amortization Event))                                                                         $           -

      CSA RESERVE ACCOUNT

      Aggregate Beginning Balance*                                                                                   $  326,714.79
          -Add Aggregate Investment Earnings                                                                         $      201.28
          -Add Series 1999-1 Amounts Deposited                                                                       $    7,685.29
          -Add Amounts Deposited for All Other Securitizations                                                       $  309,414.86
                                                                                                                     -------------
      SubTotal Available Funds                                                                                       $  644,016.22

      Amount Available to this series for payment of Claims based on Note Balances of all
        securitizations                                                                              $    5,496.07

          -Less Total Claims submitted for Series 1999-1                                                             $     (120.33)
          -Less Current Month Claims submitted for all other deals                                                   $ (188,168.07)
          -Less Transfer of Investment Earnings to Available Funds for all Securitizations                           $     (201.28)
                                                                                                                     -------------
      Aggregate End of Period Balance                                                                                $  455,526.54
                                                                                                                     =============

* The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series' balance.

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

III. CLASS A NOTE AGGREGATE PRINCIPAL BALANCE

      Beginning Aggregate Principal Balance of the Class A Notes                      $ 11,403,855.56
      Class A Overdue Interest, If Any                                                $             -
      Class A Monthly Interest                                                            $ 62,626.17
      Class A Overdue Principal, If Any                                               $             -
      Class A Monthly Principal                                                       $    940,573.09
                                                                                      ---------------

                                                                                      ---------------
      Ending Aggregate Principal Balance of the Class A Notes                         $ 10,463,282.47
                                                                                      ===============

IV. CLASS A NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class A Notes
                  Class A1                                                            $             -
                  Class A2                                                            $             -
                  Class A3                                                            $             -
                  Class A4                                                            $             -
                  Class A5                                                            $ 11,403,855.56
                                                                                      ---------------
                                                                                      $ 11,403,855.56

      Class A Monthly Interest
                   Class A1 (Actual Number Days/360)                                  $             -
                   Class A2                                                           $             -
                   Class A3                                                           $             -
                   Class A4                                                           $             -
                   Class A5                                                           $     62,626.17

      Class A Monthly Principal
                  Class A1                                                            $             -
                  Class A2                                                            $             -
                  Class A3                                                            $             -
                  Class A4                                                            $             -
                  Class A5                                                            $    940,573.09
                                                                                      ---------------
                                                                                      $    940,573.09

      Ending Principal Balance of the Class A Notes
                  Class A1                                                            $             -
                  Class A2                                                            $             -
                  Class A3                                                            $             -
                  Class A4                                                            $             -
                  Class A5                     CUSIP 23334PAE3                        $ 10,463,282.47
                                                                                      ---------------
                                                                                      $ 10,463,282.47
                                                                                      ===============
      CLASS A5
      Interest Paid Per $1,000            Original Face $42,620,000                         1.4694081
      Principal Paid Per $1,000           Original Face $42,620,000                        22.0688197
      Ending Principal                         Balance Factor                               0.2455017

V. CLASS B NOTE PRINCIPAL BALANCE              CUSIP 23334PAF0

      Beginning Principal Balance of the Class B Notes                                $    439,690.60
      Class B Overdue Interest, If Any                                                $             -
      Class B Monthly Interest                                                        $      2,377.99
      Class B Overdue Principal, If Any                                               $             -
      Class B Monthly Principal                                                       $             -
                                                                                      ---------------

                                                                                      ---------------
      Ending Principal Balance of the Class B Notes                                   $    439,690.60
                                                                                      ===============

      Interest Paid Per $1,000            Original Face $3,768,000                          0.6311023
      Principal Paid Per $1,000           Original Face $3,768,000                          0.0000000
      Ending Principal                         Balance Factor                               0.1166907

VI. CLASS C NOTE PRINCIPAL BALANCE             CUSIP 23334PAG8

      Beginning Principal Balance of the Class C Notes                                $    880,381.29
      Class C Overdue Interest, If Any                                                $             -
      Class C Monthly Interest                                                        $      4,977.82
      Class C Overdue Principal, If Any                                               $             -
      Class C Monthly Principal                                                       $             -
                                                                                      ---------------

                                                                                      ---------------
      Ending Principal Balance of the Class C Notes                                   $    880,381.29
                                                                                      ===============

      Interest Paid Per $1,000            Original Face $7,537,000                          0.6604514
      Principal Paid Per $1,000           Original Face $7,537,000                          0.0000000
      Ending Principal                         Balance Factor                               0.1168079

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

VII. CLASS D NOTE PRINCIPAL BALANCE            CUSIP 23334PAH6

      Beginning Principal Balance of the Class D Notes                                $    586,254.14

      Class D Overdue Interest, If Any                                                $             -
      Class D Monthly Interest                                                        $      3,588.36
      Class D Overdue Principal, If Any                                               $             -
      Class D Monthly Principal                                                       $             -
                                                                                      ---------------

                                                                                      ---------------
      Ending Principal Balance of the Class D Notes                                   $    586,254.14
                                                                                      ===============

      Interest Paid Per $1,000            Original Face $5,024,000                          0.7142444
      Principal Paid Per $1,000           Original Face $5,024,000                          0.0000000
      Ending Principal                        Balance Factor                                0.1166907

VIII. CLASS E NOTE PRINCIPAL BALANCE          CUSIP 23334PAJ2

      Beginning Principal Balance of the Class E Notes                                $    734,817.69

      Class E Overdue Interest, If Any                                                $             -
      Class E Monthly Interest                                                        $      5,970.39
      Class E Overdue Principal, If Any                                               $             -
      Class E Monthly Principal                                                       $             -
                                                                                      ---------------

                                                                                      ---------------
      Ending Principal Balance of the Class E Notes                                   $    734,817.69
                                                                                      ===============

      Interest Paid Per $1,000            Original Face $6,282,000                          0.9503970
      Principal Paid Per $1,000           Original Face $6,282,000                          0.0000000
      Ending Principal                         Balance Factor                               0.1169719

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance                                            $             -

      Residual Interest                                                               $             -
      Residual Principal                                                              $             -
                                                                                      ---------------

                                                                                      ---------------
      Ending Residual Principal Balance                                               $             -
                                                                                      ===============

X. PAYMENT TO SERVICER
       -Collection period Servicer Fee to USB                                         $     21,483.74
       -Servicer Advances Reimbursement                                               $             -
       -Tax, Maintenance, Late Charges                                                $     12,841.08
                                                                                      ---------------
      Total amounts due to Servicer                                                   $     34,324.82
                                                                                      ===============

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A (SEE EXHIBIT B)
  Aggregate Discounted Contract Balance at the beginning of the related
    Collection Period                                                                                                $ 10,226,600.20

      Portion of ADCB at the BEGINNING of the related Collection Period that is Current            $ 9,331,609.16
      Portion of ADCB at the BEGINNING of the related Collection Period that is Delinquent
        Payments                                                                                   $   894,991.04
      Portion of ADCB at the END of the related Collection Period that is Current                  $ 8,459,282.66
      Portion of ADCB at the END of the related Collection Period that is Delinquent
        Payments                                                                                   $   862,694.72

      Adjustment to ADCB for future payments*                                                                        $    135,223.44
                                                                                                                     ---------------
  Aggregate Discounted Contract Balance at the end of the related Collection Period                                  $  9,321,977.38
                                                                                                                     ===============

  Decline in Aggregate Discounted Contract Balance                                                                   $    904,622.82

POOL B (SEE EXHIBIT C)
  Aggregate Discounted Contract Balance at the beginning of the related Collection Period                            $  1,124,673.80

      Portion of ADCB at the BEGINNING of the related Collection Period that is Current            $   984,294.51
      Portion of ADCB at the BEGINNING of the related Collection Period that is Delinquent
        Payments                                                                                   $   140,379.29
      Portion of ADCB at the END of the related Collection Period that is Current                  $   852,414.70
      Portion of ADCB at the END of the related Collection Period that is Delinquent Payments      $   168,959.16

      Adjustment to ADCB for future payments*                                                                        $      2,685.71
                                                                                                                    ----------------
  Aggregate Discounted Contract Balance at the end of the related Collection Period                                  $  1,021,373.86
                                                                                                                     ===============

  Decline in Aggregate Discounted Contract Balance                                                                   $    103,299.94

                                                                                                                     ---------------
  AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  $ 10,343,351.24
                                                                                                                     ===============

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date.

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS

Lease #                                                                                            Current Month       Cumulative
-------                                                                                            -------------    ---------------
(See EXHIBIT A)
          Pool A Total Discounted Present Value                                                    $   88,172.29    $  6,223,815.10
          Pool B Total Discounted Present Value                                                    $    8,840.58    $    433,938.81
                                                                                                                    ---------------
a)  Discounted Contract Balances of all Defaulted Contracts                                                         $  6,657,753.91
b)  ADCB at Closing Date                                                                                            $251,182,193.26
c)  (Cannot Exceed 6% over the Life of the Pool)                                                                               2.65%

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)

                                                                                                                       Predecessor
                                                                   Discounted                    Predecessor           Discounted
 Lease #                                                          Present Value                    Lease #            Present Value
 -------                                                         ---------------                 -----------        ----------------
2199-001                                                         $  1,112,975.58                    1881-001        $  2,435,321.88
1231-041                                                         $    953,502.31
1560-013                                                         $    342,866.78
       Cash                                                      $     25,977.21
3323-002                                                         $    932,975.98                     912-501        $    492,124.09
3330-002                                                         $    784,394.56                     917-501        $    536,814.08
                                                                                                     917-502        $    578,192.91
                                                                                                     920-501        $     35,076.58
                                                                                                    1912-001        $     34,364.63
                                                                                                                    ---------------
                                                      Totals:    $  4,152,692.42                                    $  4,111,894.17

a) Discounted Contract Balances of All Prepaid Contracts                                                            $  4,111,894.17
b) ADCB of Pool A at Closing Date                                                                                   $201,135,070.09
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                               2.04%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                                  $         -
b) Total Discounted Contract Balance of Substitute Receivables                                   $         -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement 7.02                                                                    $         -

Changes in any of the above detail during the related Collection Period                          YES                NO     X

CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)

                                                                                                                       Predecessor
                                                                   Discounted                    Predecessor           Discounted
 Lease #                                                          Present Value                    Lease #            Present Value
 -------                                                         ---------------                 -----------        ----------------
NONE

                                                      Totals:    $             -

a) Discounted Contract Balances of All Prepaid Contracts                                                            $             -
b) ADCB of Pool B at Closing Date                                                                                   $ 50,047,123.17
c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                                                 0.00%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                                  $         -
b) Total Discounted Contract Balance of Substitute Receivables                                   $         -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement 7.02                                                                    $         -

Changes in any of the above detail during the related Collection Period                          YES                NO      X

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)

                                                                                                                       Predecessor
                                                                   Discounted                    Predecessor           Discounted
 Lease #                                                          Present Value                    Lease #            Present Value
 -------                                                         ---------------                 -----------        ----------------
408-502                                                          $    495,646.95                     277-103        $  2,561,363.27
1042-501                                                         $  1,631,421.93                    1513-002        $    953,250.10
2375-001                                                         $  1,286,730.05                    1725-002        $    588,254.35
1097-506                                                         $    675,567.93
       Cash                                                      $     13,500.87
2545-002                                                         $    964,543.83                    2205-001        $  3,763,600.22
2907-001                                                         $    472,557.70
2000667-2                                                        $    190,558.39
2004051-2                                                        $    695,143.77
2004051-3                                                        $    993,964.93
2004887-1                                                        $    212,022.60
2005804-1                                                        $    236,366.53
                                                                 ---------------                                    ---------------
                                                      Totals:    $  7,868,025.48                                    $  7,866,467.94

a) Discounted Contract Balances of All Non-Performing Contracts                                                     $  7,866,467.94
b) ADCB of Pool A at Closing Date                                                                                   $201,135,070.09
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                               3.91%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                                  $         -
b) Total Discounted Contract Balance of Substitute Receivables                                   $         -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement 7.02                                                                    $         -

Changes in any of the above detail during the related Collection Period                          YES                NO     X

CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -GENERAL RIGHTS (POOL B)

                                                                                                                       Predecessor
                                                                   Discounted                    Predecessor           Discounted
 Lease #                                                          Present Value                    Lease #            Present Value
 -------                                                         ---------------                 -----------        ----------------
1528-003                                                         $    642,004.10                     960-501        $     82,012.38
2826-003                                                         $    205,317.69                     960-502        $     28,390.17
2906-001                                                         $    496,511.61                    1043-501        $    641,289.38
       Cash                                                      $      3,932.26                    1043-502        $    596,073.73
                                                                 ---------------                                    ---------------
                                                      Totals:    $  1,347,765.66                                    $  1,347,765.66

a) Discounted Contract Balances of all Contracts Substituted                                                        $  1,347,765.66
b) ADCB of Pool B at Closing Date                                                                                   $ 50,047,123.17
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                               2.69%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                                  $         -
b) Total Discounted Contract Balance of Substitute Receivables                                   $         -
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement 7.02                                                                    $         -

Changes in any of the above detail during the related Collection Period                          YES                NO     X

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

XV. POOL PERFORMING MEASUREMENTS

1. Aggregate Discounted Contract Balance
   Contracts Delinquent > 90 days
   - This Month  :                                                                             $   2,281,499.33
   - 1 Month Prior  :                                                                          $   2,216,515.19
   - 2 Months Prior  :                                                                         $   1,320,186.82
                                                                                               ----------------
   Total                                                                                       $   5,818,201.34

   a) 3 Month Average:                                                                         $   1,939,400.45
   Total Outstanding Contracts

   - This Month  :                                                                             $  10,343,351.24
   - 1 Month Prior  :                                                                          $  11,351,273.99
   - 2 Months Prior  :                                                                         $  12,301,436.26
                                                                                               ----------------
   Total                                                                                       $  33,996,061.49

   b) 3 Month Average:                                                                         $  11,332,020.50
   c) a/b                                                                                                 17.11%

2. Does a Delinquency Condition Exist (1c > 6%)?                                                      YES
                                                                                               ----------------

3. Restricting Event Check
   A. A Delinquency Condition Exists for Current Period?                                              YES
                                                                                               ----------------
   B. An Indenture Event of Default has occurred and is then Continuing? *                             NO
                                                                                               ----------------

4. Has a Servicer Event of Default Occurred? *                                                         NO
                                                                                               ----------------

5. Amortization Event?                                                                                YES
                                                                                               ----------------

6. Aggregate Discounted Contract Balance at Closing Date                                       $ 251,182,193.26

   Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

   A.D.C.B  **
   30 Days Overdue                                                                             $     322,249.51
   60 Days Overdue                                                                             $       3,933.57
   90 Days Overdue                                                                             $     661,447.21
   120 Days Overdue                                                                            $     551,294.50
   150 Days Overdue                                                                            $   1,068,757.63
   180 Days Overdue                                                                            $              -
                                                                                               ----------------
                                                                                               $   2,607,682.41

   % OF TOTAL                                                                                  $  10,343,351.24
   A.D.C.B
   30 Days Overdue                                                                                        3.116%
   60 Days Overdue                                                                                        0.038%
   90 Days Overdue                                                                                        6.395%
   120 Days Overdue                                                                                       5.330%
   150 Days Overdue                                                                                      10.333%
   180 Days Overdue                                                                                       0.000%

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement event of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

EXHIBIT # A -DETAIL ON DEFAULTED CONTRACTS

                                                                 DISCOUNTED
DEFAULT MONTH     CONTRACT #                   POOL           CONTRACT BALANCE
-------------     ----------                   ----           ----------------
   Aug-03        0000863-506                    B             $       9,374.62
   Oct-03        0001229-106                    A             $   1,453,645.06
   Nov-03        0002116-001                    A             $      81,267.15
   Dec-03        3011206-307                    A             $         607.87
   Jan-04        0001907-001                    A             $     127,440.56
   Jan-04        0001907-002                    A             $      48,688.29
   Jan-04        0001907-003                    A             $      70,953.61
   Jan-04        0001907-004                    A             $      15,842.90
   Jan-04        0001907-005                    A             $      24,181.27
   Jan-04        0003323-002                    A             $     614,234.59
   Jan-04        0003330-002                    A             $     516,414.43
   Jan-04        0001904-001                    A             $     338,639.96
   Jan-04        0001904-002                    A             $     318,650.28
   Jan-04        0002178-001                    A             $     337,269.84
   Feb-04        0001809-003                    A             $      10,433.58
   Feb-04        0002375-001                    A             $     597,529.28
   Feb-04        0002103-002                    A             $      11,777.59
   Feb-04        0002104-002                    A             $      11,777.59
   Feb-04        0002057-001                    A             $      61,636.45
   Feb-04        0001574-006                    A             $     470,344.66
   Feb-04        0002104-001                    A             $     445,258.86
   Feb-04        0002103-001                    A             $     473,873.29
   Feb-04        0001574-007                    A             $      10,494.74
   Feb-04        0001950-001                    A             $      80,387.32
   Feb-04        0001918-001                    A             $       9,765.81
   Feb-04        0002186-002                    B             $      58,677.92
   Feb-04        0002186-001                    B             $     271,166.51
   Mar-04        9805300-101                    A             $       4,527.84
   Apr-04        1935-001                       A             $      71,552.25
   Apr-04        998-501                        A             $       4,353.30
   Apr-04        4232-401                       A             $      10,680.28
   Apr-04        9803975-501                    A             $         880.94
   Apr-04        9900075-401                    A             $         705.52
   Apr-04        110-563                        B             $       8,840.58

INACTIVE DEFAULT
  Jan-04         0001305-007                    B             $      85,379.11
                                                              ----------------
                                                              $   6,657,753.91

                                                              ================

DEFAULTS RETURNED TO ADCB

  Jan-04         0001019-502                    B             $          24.13
  Jan-04         0004218-402                    A             $              -
  Jan-04         0004218-401                    A             $       5,108.00

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A EXHIBIT B

                              MAR ADCB           MAR DELINQ         APR ADCB           APR DELINQ
001-2041076-402            $           -       $           -      $           -      $           -
001-3091316-103            $           -       $           -      $           -      $           -
001-0000867-505            $           -       $           -      $           -      $           -
022-4051125-402            $           -       $           -      $           -      $           -
022-5111018-102            $           -       $           -      $           -      $           -
001-0000997-501            $           -       $           -      $           -      $           -
002-9600645-602            $           -       $           -      $           -      $           -
001-0001003-002            $           -       $   55,782.70      $           -      $   55,782.70
001-0001016-501            $           -       $           -      $           -      $           -
001-9704153-704            $           -       $           -      $           -      $           -
001-9702198-504            $           -       $           -      $           -      $           -
001-0001506-002            $           -       $           -      $           -      $           -
001-0001609-005            $           -       $           -      $           -      $           -
001-0001619-005            $           -       $    8,157.25      $           -      $    8,157.25
012-9703049-701            $           -       $           -      $           -      $           -
001-0001640-005            $           -       $    3,616.72      $           -      $    3,616.72
001-0001686-004            $           -       $    2,467.29      $           -      $    2,467.29
001-0001702-006            $           -       $           -      $           -      $           -
001-0001738-003            $           -       $           -      $           -      $           -
001-0001738-004            $           -       $           -      $           -      $           -
001-0001740-004            $           -       $    1,808.32      $           -      $    1,808.32
001-0001743-002            $           -       $           -      $           -      $           -
001-0001829-003            $           -       $  105,625.00      $           -      $  105,625.00
001-0001830-004            $           -       $           -      $           -      $           -
001-0001843-002            $           -       $           -      $           -      $           -
001-0001859-001            $           -       $           -      $           -      $           -
001-0001918-003            $           -       $           -      $           -      $           -
001-0001921-001            $           -       $           -      $           -      $           -
001-0001933-001            $           -       $           -      $           -      $           -
001-0001933-002            $           -       $           -      $           -      $           -
001-0001963-001            $           -       $           -      $           -      $           -
001-0001967-003            $           -       $           -      $           -      $           -
001-0001972-001            $           -       $           -      $           -      $           -
001-0001984-001            $           -       $   20,982.00      $           -      $           -
001-0001995-001            $           -       $           -      $           -      $           -
022-9801196-102            $           -       $           -      $           -      $           -
001-0002087-001            $           -       $           -      $           -      $           -
013-9804221-501            $           -       $           -      $           -      $           -
001-0002096-001            $           -       $           -      $           -      $           -
001-9804245-101            $           -       $           -      $           -      $           -
001-0002096-002            $           -       $           -      $           -      $           -
001-0002096-003            $           -       $           -      $           -      $           -
001-0002096-004            $           -       $           -      $           -      $           -
001-0002096-005            $           -       $           -      $           -      $           -
001-0002096-006            $           -       $           -      $           -      $           -
001-0002096-007            $           -       $           -      $           -      $           -
001-0002096-008            $           -       $           -      $           -      $           -
001-0002096-009            $           -       $           -      $           -      $           -
001-0002096-010            $           -       $           -      $           -      $           -
001-0002108-001            $           -       $           -      $           -      $           -
001-0002111-001            $           -       $           -      $           -      $           -
022-9801973-102            $           -       $           -      $           -      $           -
002-9802002-603            $           -       $           -      $           -      $           -
001-0002145-001            $           -       $           -      $           -      $           -
001-0002147-001            $           -       $           -      $           -      $           -
031-9804309-701            $           -       $           -      $           -      $           -
001-0002201-001            $           -       $   17,917.40      $           -      $    2,125.25
001-9802709-102            $           -       $           -      $           -      $           -
001-9802709-103            $           -       $           -      $           -      $           -
001-9802766-602            $           -       $           -      $           -      $           -
001-0004188-401            $           -       $    5,451.63      $           -      $    5,451.63
001-9804477-101            $           -       $           -      $           -      $           -
013-9804492-101            $           -       $           -      $           -      $           -
012-9802867-401            $           -       $           -      $           -      $           -
001-9804554-101            $           -       $           -      $           -      $           -
031-9802991-701            $           -       $      358.43      $           -      $           -
001-9804562-501            $           -       $           -      $           -      $           -
001-9804571-401            $           -       $           -      $           -      $           -
001-1021003-408            $           -       $           -      $           -      $           -
001-9803023-501            $           -       $           -      $           -      $           -
001-9804615-601            $           -       $           -      $           -      $           -
001-9803066-501            $           -       $           -      $           -      $           -
022-9804640-101            $           -       $           -      $           -      $           -
001-9804678-701            $           -       $           -      $           -      $           -
001-9804771-601            $           -       $           -      $           -      $           -
001-9804790-501            $           -       $           -      $           -      $           -
001-9804848-401            $           -       $           -      $           -      $           -
001-9803147-501            $           -       $           -      $           -      $           -
001-9804849-401            $           -       $           -      $           -      $           -
031-9804850-701            $           -       $      531.55      $           -      $      531.55
001-9803163-502            $           -       $    2,561.36      $           -      $           -
013-9804852-401            $           -       $           -      $           -      $           -
001-9803228-501            $           -       $           -      $           -      $           -
001-9804869-601            $           -       $           -      $           -      $           -
001-9804991-502            $           -       $           -      $           -      $           -
001-9803414-501            $           -       $           -      $           -      $           -
001-9805029-401            $           -       $           -      $           -      $           -

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

001-9803445-101            $           -       $           -      $           -      $           -
001-9803449-601            $           -       $           -      $           -      $           -
001-9803488-101            $           -       $           -      $           -      $           -
001-9805318-901            $           -       $           -      $           -      $           -
001-9805364-401            $           -       $           -      $           -      $           -
031-9805428-701            $           -       $           -      $           -      $           -
001-9803630-501            $           -       $           -      $           -      $           -
001-9803678-501            $           -       $      529.66      $           -      $      264.82
001-9803716-601            $           -       $           -      $           -      $           -
001-9900018-401            $           -       $           -      $           -      $           -
001-9900028-901            $           -       $           -      $           -      $           -
001-9900037-901            $           -       $      291.14      $           -      $      291.14
001-9803855-501            $           -       $           -      $           -      $           -
031-9900095-701            $           -       $           -      $           -      $           -
001-9900157-901            $           -       $           -      $           -      $           -
001-9900175-401            $           -       $           -      $           -      $           -
001-9803904-401            $           -       $           -      $           -      $           -
001-9900221-901            $           -       $           -      $           -      $           -
001-9803943-501            $           -       $           -      $           -      $           -
001-9803947-401            $           -       $           -      $           -      $           -
001-9803972-401            $           -       $           -      $           -      $           -
001-9804101-901            $           -       $           -      $           -      $           -
001-9804207-501            $           -       $           -      $           -      $           -
001-9804198-401            $           -       $           -      $           -      $           -
031-9900179-701            $      307.11       $           -      $           -      $           -
031-9900212-701            $      325.54       $           -      $           -      $      327.48
013-9802545-101            $      399.99       $           -      $           -      $      435.56
001-0001946-004            $    1,679.64       $           -      $           -      $    1,689.64
001-0001986-002            $    4,077.73       $    4,102.00      $           -      $           -
001-0001984-002            $    4,119.48       $    4,144.00      $           -      $           -
001-0001738-005            $    7,273.70       $    7,316.99      $           -      $    7,316.99
001-0001987-001            $   18,541.55       $           -      $           -      $   18,651.90
001-0001986-001            $   22,279.41       $           -      $           -      $           -
001-0001833-001            $   44,952.32       $           -      $           -      $   17,826.82
001-0001905-004            $    3,113.77       $           -      $    2,082.00      $           -
001-0001828-003            $    4,272.05       $           -      $    2,856.48      $    1,441.00
001-0001946-003            $    5,988.49       $    3,021.00      $    3,003.13      $    3,021.00
001-0002192-001            $   12,010.66       $           -      $    4,027.33      $           -
001-0001022-501            $    5,434.90       $           -      $    4,088.24      $           -
001-0001833-002            $    9,614.45       $           -      $    4,821.49      $           -
001-0001857-002            $    8,246.52       $           -      $    6,892.41      $           -
001-0002093-002            $   12,245.76       $           -      $    8,188.03      $           -
001-0002143-001            $   11,775.63       $           -      $    9,448.37      $           -
001-0001788-001            $   15,181.94       $    5,517.82      $   10,151.29      $           -
001-0001905-002            $   18,096.18       $           -      $   12,099.88      $           -
001-0000873-007            $   27,103.23       $   18,447.05      $   22,652.76      $   23,058.81
001-0002143-002            $   29,016.30       $           -      $   23,281.70      $           -
001-0002081-001            $   53,581.33       $   42,707.48      $   26,870.15      $   48,191.48
001-0002214-001            $   34,332.81       $   18,597.97      $   27,547.49      $   25,587.61
001-0001824-007            $   33,425.16       $           -      $   32,064.77      $           -
001-0001231-032            $   38,668.83       $   26,318.84      $   32,319.25      $   32,898.55
001-0001905-001            $   74,516.20       $           -      $   49,824.70      $           -
001-0001883-001            $   69,904.47       $           -      $   52,583.59      $           -
001-0004193-401            $   75,857.18       $           -      $   68,670.11      $           -
003-2000667-002            $   74,309.32       $           -      $   70,799.56      $           -
001-0001826-001            $   99,247.01       $           -      $   74,655.65      $           -
001-0001560-013            $   91,993.16       $           -      $   85,672.64      $           -
003-2005804-001            $   95,102.16       $           -      $   90,837.13      $           -
001-0001097-506            $  106,033.74       $   54,446.52      $   93,053.14      $   54,446.52
001-0001824-006            $   98,227.40       $           -      $   93,328.96      $           -
001-0001830-005            $  115,599.61       $           -      $   96,900.05      $           -
001-0004193-405            $  129,619.94       $           -      $  117,339.13      $           -
001-0001171-005            $  156,567.90       $   19,872.00      $  137,627.67      $   19,872.00
001-0001996-001            $  156,260.49       $           -      $  139,307.44      $           -
001-0002907-001            $  171,916.98       $    1,515.00      $  162,840.10      $    1,515.00
001-0001917-001            $  318,720.64       $   18,724.61      $  301,892.82      $   18,724.61
001-0001231-041            $  323,206.77       $   65,673.04      $  308,712.00      $   82,091.30
001-0001830-002            $  540,511.89       $           -      $  496,924.61      $           -
001-0001730-005            $  572,973.44       $           -      $  526,768.44      $           -
001-0001730-003            $  611,764.91       $           -      $  562,431.73      $           -
001-0001945-001            $  631,851.44       $  242,578.23      $  572,735.04      $  274,016.58
001-0002107-001            $  894,916.99       $   45,460.21      $  854,782.86      $   45,460.20
001-0001930-002            $1,042,755.67       $           -      $  953,483.77      $           -
001-0001930-003            $1,042,755.67       $           -      $  953,483.77      $           -
001-0002063-001            $1,410,545.47       $           -      $1,362,232.97      $           -
001-0001929-001            $           -       $           -      $           -      $           -      April, 2004 Payoff
001-0001938-002            $           -       $           -      $           -      $           -      April, 2004 Payoff
001-0001992-001            $           -       $           -      $           -      $           -      April, 2004 Payoff
001-9805028-901            $           -       $           -      $           -      $           -      April, 2004 Payoff
001-9805051-501            $           -       $           -      $           -      $           -      April, 2004 Payoff
001-9803456-501            $           -       $           -      $           -      $           -      April, 2004 Payoff
001-9803839-401            $           -       $           -      $           -      $           -      April, 2004 Payoff
001-9803947-402            $           -       $    1,051.38      $           -      $           -      April, 2004 Payoff
001-9804060-101            $           -       $           -      $           -      $           -      April, 2004 Payoff
013-9804264-401            $      386.20       $    1,244.16      $           -      $           -      April, 2004 Payoff
                           -------------       -------------      --------------     -------------
                           $9,331,609.16       $  894,991.04      $ 8,459,282.66     $  862,694.72
                           =============       =============      ==============     =============

DEFAULTS

001-0000998-501            $           -       $    4,353.30      $           -      $    4,353.30      April, 2004 Default
001-0001935-001            $           -       $   71,552.25      $           -      $   71,552.25      April, 2004 Default

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

001-0004232-401            $               -    $       10,680.28    $               -    $     10,680.28     April, 2004 Default
034-9900075-401            $               -    $          705.52    $               -    $        705.52     April, 2004 Default
001-9803975-501            $               -    $          880.94    $               -    $        880.94     April, 2004 Default
001-9805300-101            $               -    $        4,527.84                                             March, 2004 Default
001-0001574-006            $               -                                                                  February, 2004 Default
001-0001574-007            $               -                                                                  February, 2004 Default
001-0001809-003            $               -                                                                  February, 2004 Default
001-0001918-001            $               -                                                                  February, 2004 Default
001-0001950-001            $               -                                                                  February, 2004 Default
001-0002057-001            $               -                                                                  February, 2004 Default
001-0002103-001            $               -                                                                  February, 2004 Default
001-0002103-002            $               -                                                                  February, 2004 Default
001-0002104-001            $               -                                                                  February, 2004 Default
001-0002104-002            $               -                                                                  February, 2004 Default
001-0002375-001            $               -                                                                  February, 2004 Default
                           -----------------    -----------------    -----------------    ---------------
                           $               -    $        4,527.84                         $     88,172.29
                           =================    =================    =================    ===============
                           MAR DEFAULTS DCB     $        4,527.84    APR DEFAULTS DCB     $     88,172.29
                           =================    =================    =================    ===============

                           -----------------    -----------------    -----------------    ---------------
                           MAR TOTAL BALANCE    $   10,226,600.20    APR TOTAL BALANCE    $  9,321,977.38
                           =================    =================    =================    ===============

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL B EXHIBIT C

                                MAR ADCB            MAR DELINQ          APR ADCB            APR DELINQ

001-0000021-504            $               -    $               -    $               -    $             -
001-0000110-550            $               -    $               -    $               -    $             -
001-0000110-560            $               -    $               -    $               -    $             -
001-0000923-501            $               -    $               -    $               -    $             -
001-0000926-501            $               -    $               -    $               -    $             -
001-0000945-501            $               -    $               -    $               -    $             -
001-0000974-501            $               -    $               -    $               -    $             -
001-0000975-501            $               -    $               -    $               -    $             -
001-0001008-501            $               -    $               -    $               -    $             -
001-0001009-501            $               -    $               -    $               -    $             -
001-0001010-501            $               -    $               -    $               -    $             -
001-0001020-501            $               -    $               -    $               -    $             -
001-0001021-501            $               -    $        6,993.94    $               -    $             -
001-0001024-503            $               -    $               -    $               -    $             -
001-0001026-501            $               -    $               -    $               -    $             -
001-0001028-501            $               -    $               -    $               -    $             -
001-0001035-506            $               -    $               -    $               -    $             -
001-0001039-501            $               -    $               -    $               -    $             -
001-0001528-003            $               -    $               -    $               -    $             -
001-0001579-004            $               -    $               -    $               -    $             -
001-0001830-003            $               -    $               -    $               -    $             -
001-0002073-001            $               -    $          448.60    $               -    $    448.60
001-0002073-002            $               -    $               -    $               -    $             -
001-0002073-003            $               -    $               -    $               -    $             -
001-0002073-004            $               -    $               -    $               -    $             -
001-0002073-005            $               -    $               -    $               -    $             -
001-0002073-006            $               -    $               -    $               -    $             -
001-0002073-007            $               -    $               -    $               -    $             -
001-0002073-008            $               -    $               -    $               -    $             -
001-0002109-003            $               -    $               -    $               -    $             -
001-0004161-404            $               -    $               -    $               -    $             -
001-0004240-402            $               -    $               -    $               -    $             -
001-0002165-001            $               -    $               -    $               -    $             -
001-0001841-002            $        2,996.84    $               -    $               -    $             -
001-0004274-401            $               -    $               -    $               -    $             -
001-0000904-503            $        3,828.96    $               -    $               -    $             -
001-0002181-001            $        6,637.50    $               -    $               -    $             -
001-0000925-503            $        3,106.86    $               -    $        2,430.71    $             -
001-0000925-504            $        2,977.45    $          340.75    $        2,654.42    $             -
001-0000925-502            $        3,049.54    $               -    $        2,718.69    $             -
001-0002183-002            $        4,690.13    $               -    $        3,528.01    $             -
001-0001996-002            $        7,852.26    $          968.29    $        7,000.35    $             -
001-0002149-001            $       11,803.43    $               -    $        7,124.04    $             -
001-0002183-003            $       16,599.22    $               -    $       12,486.28    $             -
001-0002163-002            $       33,035.04    $               -    $       24,849.64    $      9,031.61
001-0001945-005            $       42,829.98    $        7,042.19    $       38,822.78    $      9,173.24
001-0002163-001            $       60,268.24    $               -    $       40,297.91    $     22,056.98
001-0001945-006            $       56,925.99    $       13,730.67    $       51,599.96    $     16,563.07
001-0002183-001            $       89,504.71    $               -    $       67,327.29    $             -
001-0001945-003            $       79,647.91    $       22,775.07    $       72,196.00    $     26,738.03
001-0001945-004            $       90,219.92    $       18,721.33    $       81,778.89    $     23,210.30
001-0002826-003            $       87,355.79    $        4,437.50    $       83,438.16    $      4,437.50
001-0001945-002            $      190,152.24    $       47,838.63    $      172,361.48    $     57,299.83
001-0002906-001            $      190,812.51    $               -    $      181,800.08    $             -
001-0001537-002            $               -    $        8,241.74    $               -    $             -     April, 2004 Payoff
001-0002184-001            $               -    $               -    $               -    $             -     April, 2004 Payoff
                           -----------------    -----------------    -----------------    ---------------
                           $      984,294.51    $      140,379.29    $      852,414.70    $    168,959.16
                           =================    =================    =================    ===============

DEFAULTS

001-0000110-563            $               -    $        8,840.58    $               -    $      8,840.58     April, 2004 Default
001-0002186-001                                                                                               February, 2004 Default
001-0002186-002                                                                                               February, 2004 Default
                           -----------------    -----------------    -----------------    ---------------
                           $               -    $               -                         $      8,840.58
                           =================    =================    =================    ===============
                           MAR DEFAULTS DCB     $               -    APR DEFAULTS DCB     $      8,840.58
                           =================    =================    =================    ===============

                           -----------------    -----------------    -----------------    ---------------
                           MAR TOTAL BALANCE    $    1,124,673.80    APR TOTAL BALANCE    $  1,021,373.86
                           =================    =================    =================    ===============

                           DVI Receivable VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                              For the Payment Date
                                  May 13, 2004

With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS's figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI's original information and accordingly disclaims any liability for the accuracy of those figures.

      /s/ Joseph A. Andries
-------------------------------------
APPROVED BY: JOSEPH A. ANDRIES, SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES